Exhibit 10.28

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

No. 2020-002	U.S. $1,221,958
Original Issue Date: November 1,2020

4% UNSECURED PROMISSORY NOTE

DUE DECEMBER 31, 2025

THIS NOTE is a duly authorized Note of Vitro Biopharma, Inc., a Nevada corporation (the “Company”), designated as its 4% Unsecured Promissory Notes (the “Notes”) due on December 31, 2025 (the “Maturity Date”).

THIS NOTE is made to evidence the obligation of the Company to pay to Holder accrued and unpaid compensation at October 31, 2020. The liability of the Company to Holder for accrued and unpaid compensation shall be deemed merged into this Note and shall hereafter not constitute a separate obligation of the Company.

FOR VALUE RECEIVED, the Company promises to pay to James Musick, the registered holder hereof (the “Holder”), the principal sum of One Million Two Hundred Twenty One Thousand Nine Hundred Fifty Eight and 00/100 Dollars (US $1,221,958) and to pay interest on the principal sum outstanding from time to time at the rate of 4% per annum, calculated from the date of initial issuance of this Note (the “Issue Date”).

It is a condition precedent (“Conditions”) to the Company’s obligation to pay this Note, principal and accrued interest, that the Company has paid in full or otherwise retired its obligations under (i) the Company’s Series 2018 10% Senior Secured Promissory Notes, (ii) the Company’s Series A Convertible Preferred Stock and (iii) the Company’s Series B Convertible Preferred Stock (if issued). If the Conditions have not been satisfied on or before the Maturity Date, the Maturity Date shall be automatically extended, without further action or writing, to a date that is 60 days following the satisfaction of the Conditions.

The Company shall pay all accrued and unpaid interest, and shall pay the outstanding principal balance hereof on the earlier of (i) the Early Redemption Date or (ii) the Maturity Date.

This Note is also being issued pursuant to the terms of the Subscription Agreement (the “Subscription Agreement”), to which the Company and the Holder (or the Holder’s predecessor in interest) are parties. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreement.

This Note is subject to the following additional provisions.

Section 1. No Collateral. This Note is unsecured.

Section 2. No Sale or Transfer. This Note may not be sold, transferred, assigned, hypothecated or divided into two or more Notes of smaller denominations except to the extent such sale, transfer, assignment, hypothecation or division is in compliance with federal and applicable state securities laws, the compliance with which must be established to the reasonable satisfaction of the Company.

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Section 3. No Limitations on Debt. The existence of this Note does not preclude the Company from incurring other indebtedness.

Section 4. Provisions Regarding Payment of interest. Interest hereunder will be paid to the Holder, calculated from the date of initial issuance of this Note (the “Issue Date”) and payable, if not paid previously, at the Maturity Date.

Section 5. (a) “Event of Default” wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) Any default in the payment of the principal of or interest on this Note as and when the same shall become due and payable after thirty (30) days’ written notice of default, (whether on the Maturity Date or by acceleration or otherwise);

(ii) The Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Note or and such failure or breach shall not have been remedied within 30 days after the date on which notice of such failure or breach shall have been given;

(iii) The Company shall commence a voluntary case under the United States Bankruptcy Code or insolvency laws as now or hereafter in effect or any successor thereto (the “Bankruptcy Code” ); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within 30 days, or is not dismissed within 60 days, after commencement of such involuntary case; or a “custodian” (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of 60 days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay its debts generally as they become due; or the Company shall call a meeting of all of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing· or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

(b) Remedies. The Holder may declare a default under Section 5(a)(i) upon not less than 30 days’ written notice to the Company. If the Company fails to cure an Event of Default within such period (or if the cure cannot be reasonably completed within such period, commence the cure of the Event of Default and diligently pursue such cure), then the principal amount hereof together with all accrued and unpaid interest up to the date of default shall thereafter accrue interest at the default interest rate of 8% per annum and the Holder ma y:

(i) Declare all amounts due under the Note immediately due and owing and exercise all rights with respect thereto permitted by law;

(ii) Apply to a court that has jurisdiction ion over the Company for the appointment of a receiver to manage the assets and operations of the Company;

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(iii) Assert any other remedy available at law or in equity.

Section 6. Intentionally Omitted

Section 7. following meanings:

Definitions. For the purposes hereof, the following terms shall have the

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Colorado are authorized or required by law or other government action to close.

“Company” means Vitro Biopharma, a Nevada corporation.

“Holder” means any Person who is a registered holder of this Note as listed in the books of the Company.

“Material Adverse Effect” means a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of the Company taken as a whole.

“Maturity Date’’ means the date defined in the first paragraph or (if earlier) the date of any prepayment or acceleration.

“Original Issue Date’’ shall mean the date this Note is purchased by the initial holder.

“Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

Section 8. Intentionally Omitted

Section 9. No Impairment. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct obligation of the Company.

Section 10. No Rights as a Shareholder. This Note shall not entitle the Holder to any of the rights of a shareholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of shareholders or any other proceedings.

Section 11. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, member, shareholder, manager, officer or director, as such, past, present or future, of the Company or any successor entity, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Section 12. All payments contemplated hereby to be made “in cash” shall be made in immediately available good funds of United States of America currency by wire transfer to an account designated in writing by the Holder to the Company (which account may be changed by notice similarly given). All payments of cash and each delivery of shares of Common Stock issuable to the Holder as contemplated hereby shall be made to the Holder at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time; except that the Holder can designate, by notice to the Company, a different delivery address for any one or more specific payments or deliveries.

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Section 13. The Holder of the Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

Section 14. The Notes will initially be issued in denominations determined by the Company, but are exchangeable for an equal aggregate principal amount of Notes of different denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange.

Section 15. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

Section 16 This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the “Act’’), and other applicable state and foreign securities laws and the terms of the Subscription Agreement. In the event of any proposed transfer of this Note, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation that is sufficient to evidence that such proposed transfer complies with the Act and other applicable state and foreign securities laws and the terms of the Subscription Agreement. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company’s Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 17. Mutilated, Lost or Stolen Notes. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and adequate indemnity, if requested, all reasonably satisfactory to the Company.

Section 18. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Colorado. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of Denver, Colorado, or the state courts of the State of Colorado in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non convenient, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under any of this Note.

Section 19. Waiver of Jury Trial: No Other Waivers. The Company and the Holder hereby waive the right to a trial by jury in any action, proceeding or counterclaim in respect of any matter arising out or in connection with this Note. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

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Section 20. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

Section 21. Obligations Due on a Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next calendar month, the preceding Business Day in the appropriate calendar month).

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer duly authorized for such purpose, as of the date first above indicated.

Vitro Biopharma, Inc.

By:	/s/ John R. Evans
Name:	John R. Evans
Title:	CFO & Director

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Accepted this 1st day of Nov 2020 by the undersigned, thereunto duly authorized, in accordance with the term stated herein and the Subscription Agreement pursuant to which the undersigned acquired this Note.

Name of Holder: Jim Musick

By: /s/ James Musick

Tax Identification Number: SS. ______________

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SUBSCRIPTION AGREEMENT

Vitro Biopharma, Inc. (the “Company”)

Gentlemen:

1. The undersigned hereby accepts the issuance of a 4% Unsecured Convertible Promissory Note in the principal amount of $1,221,958 (hereafter the “Securities”) to evidence the indebtedness of the Company to the undersigned for accrued but unpaid compensation owed to the undersigned (“Investor”).

2. The representations and agreements confirmed hereby are made for the purpose of the Company’s reliance in connection with an unregistered sale of the Note of the Company as hereinafter set forth.

3. The undersigned, by reason of his knowledge and experience in financial and business matters, believes himself capable of evaluating the merits and risks of this investment.

4. In connection therewith, Investor represents and warrants his understanding that this investment is extremely speculative and subject to a high degree of risk. Investor further understands that because of the speculative nature of this investment, he may lose the entire investment and Investor represents that he has the economic wherewithal to absorb a total loss of this investment.

5. The undersigned acknowledges receipt of such information as he deems necessary or appropriate as a prudent and knowledgeable investor in evaluating the purchase or acquisition of the Note. The undersigned acknowledges that the Company has made available to him the opportunity to obtain additional information to evaluate the merits and risks of this investment. The undersigned acknowledges that he had the opportunity to ask questions of the Company, and, to the extent he availed himself of such opportunity, he received satisfactory answers from the Company, or its affiliates, associates, or employees concerning the terms and conditions of the offering.

6. Based upon the foregoing, Investor acknowledges the risk and highly speculative aspect of the Note he is acquiring in the Company, he is familiar with the management, contemplated operations, financial conditions and all other factor-s regarding the Company, and has fully satisfied himself with respect to the nature of the investment, and has received no assurances of any kind whatsoever relative thereto, nor have there been any other representations made by the Company or any of its principals or affiliates regarding any potential increment in value of the Company’s stock acquired by Investor.

7. The undersigned hereby represents, warrants and agrees that he is acquiring the Note solely for his own account, for investment, and not with a view to the distribution or resale thereof. The undersigned further represents that his financial condition is such that he is not under any present necessity or constraint to dispose of such Note to satisfy any existing or contemplated debt or undertaking.

8. THE UNDERSIGNED IS AWARE OF THE FACT THAT THE NOTE HAS NOT BEEN REGISTERED NOR IS REGISTRATION CONTEMPLATED UNDER THE SECURITIES ACT OF 1933, AND ACCORDINGLY, THAT SUCH NOTE MUST BE HELD INDEFINITELY UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER SAID ACT OR UNLESS, IN THE OPINION OF COUNSEL FOR THE COMPANY, A SALE OR TRANSFER MAY BE MADE WITHOUT REGISTRATION THEREUNDER. The undersigned agrees that any certificate evidencing the Shares may bear a legend restricting the transfer thereof subject to the approval of the Company that the transfer is lawful.

9. Investor agrees that the Note being acquired will not be sold, transferred, or assigned without a valid registration statement being in effect, or in the opinion of counsel for the Company, pursuant to an exemption from registration.

10. The undersigned understands that no federal or state agency has recommended or endorsed the purchase of the Note or passed on the adequacy of the information provided by the Company.

11. The undersigned acknowledges that neither the Company nor any person acting on behalf of the Company offered to sell him Note by means of any form of general advertising, such as media advertising or seminars.

12. The undersigned represents and warrants that the undersigned may come within at least one category marked below, and that for any category marked the undersigned has truthfully set forth the factual basis or reason the undersigned comes within that category. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below. [Check One, if applicable]

Category I	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the undersigned’s spouse, presently exceeds $1,000, 000.

Explanation. In calculation of net worth the Subscriber may include equity in personal property and real estate, cash, short term investments, stocks, and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Notwithstanding the forgoing, in determining the Subscriber’s net worth:
	(i)	the Subscriber’s primary residence shall be excluded;
	(ii)	indebtedness secures! by the primary residence, up to the fair market value of the primary residence at the time of this Subscription shall be excluded (except if the indebtedness outstanding on the date of this Subscription exceeds the amount outstanding 60 days before such time, the amount of such excess shall be included as a liability); and
	(iii)	indebtedness secured by the primary residence in excess of the fair market value of the primary residence at the time of their Subscript on shall be included as a liability.

Category II		The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in the past two years, or joint income with his/her spouse in excess of $300,000 in the past two years, and has a reasonable expectation of reaching the same income level in the current year.

Category III	The undersigned is an executive officer or director of the Company.

Category IV	The undersigned is a bank, as defined in section 3(a)(2) of the Securities Act of 1933, as amended, (the “Act”); or a savings and loan institution or other institution defined in Section 3(a)(5)(A) of the Act.

(describe entity)

Category V	The undersigned is an insurance company, as defined in section 2(13) of the Securities Act of 1933, as amended.

(describe entity)

Category VI	The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

(describe entity)

Category VII	The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

(describe entity)

Category VIII	The undersigned is a broker or dealer registered pursuant to Section 15 of the Security Exchange Act of 1934 (the “Exchange Act”).

(describe entity)

Category IX

The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and (1) the decision to invest in the security was made by a plan fiduciary, as defined in section 3(21) of such Act, which is a bank, savings and loan association, insurance company or registered investment adviser, or (2) the employee benefit plan has total assets in excess of $5,000,000, or (3) if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(describe entity)

Category X	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940

(describe entity)

Category XI

The undersigned is an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(describe entity)

Category XII	The undersigned is any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Act. (A COPY OF THE DECLARATION OF TRUST OR TRUST AGREEMENT AND A REPRESENTATION AS TO THE NET WORTH OR INCOME OF THE GRANTOR IS ENCLOSED.)

(describe entity)

Category XIII	The undersigned is an entity in which all of the equity owners are Accredited Investors. [IF RELYING UPON THIS CATEGORY ALONE, EACH EQUITY OWNER MUST COMPLETE A SEPARATE COPY OF THIS AGREEMENT.]

(describe entity)

Date: __11/1/20_________________

Signature:__/s/ Jim Musick___________________________

Social Security Number or Tax Id:_________ [***] _________

Name (Registered Owner of Note)_______JimMusick______

Address:_____ [***] _________________________

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